John Hancock Technology Fund Supplement dated September 26, 2008 to the current Class A, B and C Prospectus

On September 9, 2008, the Board of Trustees of the Trust (the “Board”) approved the acceleration of the automatic conversion of all outstanding Class B shares of the Fund to Class A shares of the Fund from eight years after the month in which they were purchased to September 26, 2008 (the “Conversion Date”). On the Conversion Date, shareholders of Class B shares will receive a certain number of Class A shares based on each class of shares’ relative net asset value on such date and all outstanding Class B shares of the Fund will be cancelled.

As a Class A shareholder, you will benefit from lower fees and expenses, while maintaining your investment in the same John Hancock Technology Fund (the “Fund”). For more information regarding Class A shares, including relevant sales charges and fees and expenses, please see the Fund’s Prospectus and Statement of Additional Information (SAI). No sales charges will be charged to any shareholder in connection with the conversion. The conversion is not a taxable event for federal income tax purposes.

Also on September 9, 2008, the Board approved the termination of sales of Class B shares of the Fund to the public effective September 26, 2008 after the close of business. As of such effective date, any and all references to Class B shares of the Fund in the Prospectus and SAI are deleted.